SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant

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Filed by a Party other than the Registrant

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Check the appropriate box:

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Preliminary Proxy Statement

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Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

VALLEY FORGE FUND, INC.

(Name of Registrant as Specified in Its Charter)

Not Applicable

(Name of Person (s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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No fee required.

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Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Title of each class of securities to which transaction applies:

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Aggregate number of securities to which transaction applies:

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Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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Proposed maximum aggregate value of transaction:

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Total fee paid:

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Fee paid previously with preliminary materials:

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Amount Previously Paid:

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Form, Schedule or Registration Statement No.:

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Filing Party:

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Date Filed:

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NOTICE OF ANNUAL MEETING

TO BE HELD AUGUST 17, 2010

To the Shareholders of the Valley Forge Fund

NOTICE IS HEREBY GIVEN that the Annual Meeting of The Valley Forge Fund will be held at 1375 Anthony Wayne Drive, Wayne PA. 19087 on August 17, 2010 at 7:30PM for the following purposes.

1) To elect or reject five (5) directors to serve until the next Annual Meeting of Shareholders or until their successors are elected and qualified.

2) To ratify or reject the selection of Conner & Associates PC, Certified Public Accountants to audit and certify financial statements of the Fund for the fiscal year ending December 31, 2008.

3) To transact such other business as may properly come before the meeting or any general adjournments thereof.

The Board of Directors has fixed the close of business on July 6, 2009 as the record date for determination of the shareholders entitled to notice of, and to vote at the meeting.

PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IF

YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON.

PROMPT RETURN OF YOUR PROXY WILL BE APPRECIATED.

PRIVACY POLICY

THE VALLEY FORGE FUND

The Federal Securities and Exchange Commission has adopted a ruling regarding the “Privacy of Consumer Financial Information” known as Regulation S-P.  This ruling states that financial institutions such as the Valley Forge Fund must provide you with this notice of our privacy policies and practices on an annual basis.  The Fund is pleased to report that:

A.

Information We Collect – The Fund’s application forms contain names, addresses, phone numbers, W9 status, birth dates and social security or tax ID numbers for regular accounts.  IRA application forms also contain beneficiary information.  In addition, the Fund retains records of all of your security transactions such as your account balances and transaction histories.

B.

Our Disclosure Statement – The Fund only discloses personal information about you while you are a shareholder or if you have left the Fund as required by law.  That is, to you personally, to the Securities & Exchange Commission and to government tax agencies.  And, since all transactions are handled internally, the number of employees that even see your information is limited.  However, funds cannot be IRA trustees.  Your Fund now uses US Bank to provide IRA custodial services which requires disclosure of your IRA shareholder name and address to it on an annual basis.    In this regard, US Bank has a similar Privacy Policy to protect this information other than that required by law.

You should call 1-800-548-1942 if there are any questions about the Fund’s Regulation S-P status.

PROXY STATEMENT

THE VALLEY FORGE FUND

1375 Anthony Wayne Dr.  Wayne, PA. 19087   Tel. 1-800-548-1942

Enclosed herewith is notice of an Annual Meeting of Shareholders of The Valley Forge Fund (the "Fund") and a proxy form solicited by the Board of Directors of the Fund.  This material9was first mailed to shareholders on July 9, 2010.  Exercised proxies may be revoked by you at any time either by mail notice to the Fund, resubmittal at a later date or voting at the meeting.  Please place your instructions on the enclosed form, then sign, date and return.

The Fund has one class of capital stock of the Fund, all having equal voting rights.  On July 9, 2010, the date of record, there were X,XXX,XXX shares outstanding, held by shareholders entitled to notice of and to vote at the meeting.  In all matters, each share has one vote.

A quorum must exist to hold an annual meeting. It requires that more than fifty percent of the outstanding shares be present or represented by proxy.  Abstentions and broker accounts that do not vote are considered as being present with negative votes.  Sixty-seven percent of the votes cast or fifty percent of the outstanding shares, whichever is less, will pass any proposal presented.

PROPOSAL #1: ELECTION OF DIRECTORS

All directors listed below have consented to serve if elected until the next Annual Meeting of Shareholders or until their successors are elected and qualified. All current Fund Officers are also presented in the following table. None of these directors or current officers holds directorships in other mutual funds.

Interested Officers & Director

   Name, Address         Position  in         Term  of Office              Principal             # of

       and Age                  the Fund            and Length of             Occupation         Funds

                                                                 Time Served                Past Five        Overseen

                                                                                                        Years          by Director

*Bernard B Klawans      President          Elected for One            President            One

 1375 Anthony Wayne        and                Year.  Served           Valley  Forge

 Wayne PA                      Director            Since Inception               Fund

        89                                                      Jun. 30, 1971

 *Sandra K. Texter        Secretary        Elected for One          System Analyst      None

 551 Red Coat Lane                              Year.  Served           Lockheed Martin

 Phoenixville PA                                            Since                  King of Prussia

       59                                                    Jan. 30, 2003                     PA

* "Interested persons" as defined in the Investment Company Act of 1940.   Mr. Klawans and Mrs. Texter (the daughter of Mr. Klawans) are interested persons because all officers of the Fund are considered to be so.

 Continued Table

Independent Directors

   Name, Address           Position  in        Term  of Office             Principal             # of

       and Age                     the Fund           and Length of          Occupation          Funds

                                                                 Time Served               Past Five         Overseen

                                                                                                         Years         by Director

Donald A. Peterson         Chairman          Elected for One         Program Mgr        One

3741 Worthington Road     of the               Year, Served      DRS  Technologies

Collegeville PA                Board of                   Since            King of Prussia  PA

          68                          Directors           Aug 15, 1974

 Dr. James P. King            Director          Elected for One             President           One

 904 Breezewood Lane                            Year.   Served          Desilube Tech

 Lansdale PA                                          Since  Inception                  Inc.

        76                                                     J un. 30, 1971            Lansdale PA

C. William Majer                Director          Elected for One             President           One

732 Summit Ave                                       Year.  Served            MajerPlus LTD

Philadelphia PA                                              Since                  Philadelphia PA

         73                                                   Jun. 21, 2005

 Lewis T.   Seaman           Director          Elected for One        Retired General       One

131234 Shannondell Dr                        Year.  To replace         Manager  GE

 Audobon PA                                        Mr. Belanger who        Space Division

        67                                                          Retired            King of Prussia PA

    Shareholders have one vote for each share they own for each of the Directors of their choice.  All proxies returned to the Fund, except those specifically marked to withhold authority, will be cast for the nominees listed above.  A majority of the votes cast when a quorum is present will elect each director.  All the nominees who stood for election last year were overwhelmingly reelected

BOARD MEETINGS AND DIRECTORS DUTIES

Meetings: There were six board meetings in 2009.  Four of the directors attended all meetings.  The Fifth, Mr. Belanger, who had served well on the Board since 1980 has moved to South Carolina.  He felt that It was no longer feasible for him to serve from this distance. Mr. Seaman was interviewed by the Board and offered to serve in Mr. Belangers place    Seaman acting as a Director  attended the last three board meetings in 2009.

Director Duties: The Board of Directors select officers to run the Fund, propose all changes in operating procedures  where approval of a  majority of the Independent Directors is required, pass on the Fund's auditor on a yearly basis and monitor Fund activities to insure to the best of their collective abilities that Fund Officers are meeting Fund commitments to their shareholders, the Securities and Exchange Commission, the Internal Revenue Service and  Blue Sky arrangements with the various states where the Fund offers its shares.

          FUND HOLDINGS OF THE PRESENT OFFICERS AND DIRECTORS

           Name          Dollar Range of Equity        Aggregate Dollar Range of Equity

       Securities in the Fund     Securities in All Register Investment

                                                                        Companies Overseen by Directors and

                                                                  Officers in Family of Investment Companies

      Interested Director and Officers

Bernard B. Klawans   over $1,000,000                            over $1,000,000

Sandra K. Texter        over $   500,000                            over $  500,000

       Independent Directors

Dr. James P. King      over $     25,000                           over $    25,000

C. William Majer         over $    10,000                           over $    10,000

Donald A. Peterson    over $   100,000                          over $  100,000

Lewis T. Seaman       over$           100                          over $         100

Mr. Majer sold $2,000 of his holdings in the Fund in the spring of 2009.  The rest of the Officers, Directors and Associated Persons serving since the last Annual Meeting, Mr. Klawans, Dr. King, Mr. Peterson, Mrs. Texter and Mrs. Ellen Klawans (daughter-in-law of Mr. Klawans) had essentially no change in their dollar range of equity security holdings in the Fund this year.  None serve as directors for other registered investment companies.

REMUNERATION OF DIRECTORS AND OFFICERS

The Fund does not pay salaries to their Officers or Directors.  Compensations listed below are all travel and other expenses associated with attending meetings.

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                                                                   Valley Forge Fund             Family of Funds

               Name                                             Compensation                  Valley  Forge

                                                                           in  2009              Compensation in  2009

Interested Director and Officers

*Bernard B. Klawans                                           none                                 none

*Sandra K. Texter                                                none                                 none

Independent Directors

Victor j. Belanger                                              $  508                                $ 508

Dr. James P. King                                             $  297                               $  297

C. William Majer                                                $  396                               $  396

Donald A. Peterson                                           $  446                               $  446

Lewis T Seaman

* Mr. Klawans and Mrs. Texter serve the Fund in many capacities but only receive compensation from the Management Company. .

BROKERAGE

The Fund requires all brokers to affect transactions in portfolio securities to get prompt execution of orders at the most favorable price.  Where consistent with best price and execution and, in light of its limited resources, the Fund will deal with primary markets in placing over-the-counter portfolio orders.  The Fund places all orders for purchase and sale of its securities through its president who is answerable to the Board of Directors.  The President may select brokers who, in addition to meeting the primary requirements of execution and price, have furnished statistical or other factual information and services that are helpful or necessary to the Fund's normal operation.  Services may include economic, statistical or industry studies, security analysis and sales literature.  No effort is made to determine the value of these services or the amount they may have reduced Adviser expenses.  Mr. Scott Klawans, the son of Mr. Bernard Klawans who is a broker with Best-Vest & Co., has provided brokerage services to the Fund that appear to be satisfactory to the Fund’s Board of Directors.

Other than as set forth above, the Fund has no fixed policy, formula, method or criteria used in allocating brokerage business to brokers furnishing these materials and services.  In its most recently completed year, 2009, the Fund .paid $8,892 in brokerage commissions.  Commissions were $8,595 in 2008 and $8.165 in 2007.  The Directors evaluate and review annually the reasonableness of brokerage commissions paid.

PROPOSAL #2: RATIFICATION OR REJECTION OF SELECTION OF AUDITOR

Your Board of Directors recommend, subject to shareholder approval, Conner & Associates PC (“C&A”) Certified Public Accountants to audit and certify financial statements of the Fund for the year 2009 since they performed audit services in an exemplary fashion to aid Fund Management to reply to the Securities & Exchange Commission (“SEC”) on-site bi-annual examination of the Fund’s operations.  The Board has adopted new procedures to pre-approve the types of professional services required of their auditors.

Neither C&A nor any of its partners have any direct or material indirect interest in the Fund and will provide no non-auditing services.  If you desire to have representatives of C&A present at the meeting you may contact the Treasurer of the Fund in advance of the meeting and request their presence.

Audit Fees: Conner & Associates charged $11,000 for the 2008 audit.  The fee for the year 2009 is expected to be the same, $11,000, because C&A personnel are now familiar with the Fund’s operating procedures that they helped modify to meet the new requirements brought on by detected malfeasance in other mutual fund complexes. This charge includes reporting its findings to the Fund's Board of Directors and reviewing pertinent documents that the Fund submits to the Securities and Exchnge Commission concerning the certified audit.

All Other Fees: There are no other Audit Fees expected.

SHAREHOLDER PROPOSALS

The Fund expects to hold its next annual meeting in August 2011.  Shareholder proposals may be presented at that meeting provided they are received by the Fund no later than January 4, 2011 in accordance with Rule 14a-8 under the Securities & Exchange Act of 1934 which sets forth certain requirements.

OTHER MATTERS

The Directors know of no other matters to be presented at the meeting other than those mentioned above. Should other business come before the meeting, the proxies will be voted in accordance with the view of the Board of Directors.

PROXY - SOLICITED BY THE BOARD OF DIRECTORS

VALLEY FORGE FUND ANNUAL MEETING OF SHAREHOLDERS AUGUST 17, 2010

The annual meeting of the VALLEY FORGE FUND will be held at 1375 Anthony Wayne Dr., Wayne PA at 7:30 P.M.  The undersigned hereby appoints Bernard B. Klawans or Sandra K. Texter as proxy to represent and to vote all shares of the undersigned at the annual shareholder meeting and all adjournments thereof, with all powers the undersigned would possess if personally present, upon the matters specified below.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED:  PROXIES WILL

BE VOTED POSITIVELY IF NO DIRECTION IS GIVEN.  PROXIES MAY VOTE AT THEIR DIS-

CRETION ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING

The Board of Directors recommends that you vote FOR on all Proposals.

1. Election of Directors.

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                    l___l      FOR all nominees except as marked to the contrary below.

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                    l___l      WITHHOLD AUTHORITY to vote for all nominees.

Instructions: To withhold authority to vote for nominees, strike a line through his/their name(s) in the following list.

               Bernard B. Klawans               Dr, James P. King                     C. William Majer

                                     Donald A. Peterson                   Lewis T. Seaman

2. Ratification or rejection of selection of Conner & Associates PC. by the Board of Directors as independent public accountants to audit and certify financial statements of the Fund for the fiscal year ending December 31 2009.

                                                     ___                          ___                                 ___

                                                    l___l   FOR              l___l   AGAINST             l___l   ABSTAIN

3. To consider and act upon any other matters that may properly come before the meeting or any adjournments thereof

Please mark, date, sign and return the proxy promptly in the enclosed envelope.  For joint registrations, both parties should sign.

Dated ___________________, 2010                                                _______________________

                                                                                                                 Shareholder's Signature

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                                                                                                                Shareholder's Signature

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